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 T. ROWE PRICE
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Financial Services Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Effective December 31, 2000, Anna M. Dopkin, CFA, became Chairman of the fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. She is a vice president of T. Rowe Price Associates and has been a member of the fund's Investment Advisory Committee since its inception in 1996. Before joining the firm, she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London. She graduated magna cum laude from the Wharton School of the University of Pennsylvania. She succeeds Larry J. Puglia, who remains president of the fund and a member of the Investment Advisory Committee.

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 The date of this supplement is February 2, 2001.
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